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                         RS INVESTMENT TRUST

                        PROSPECTUS SUPPLEMENT
      TO PROSPECTUS DATED MAY 1, 2003, AS REVISED OCTOBER 6, 2003

LEGAL MATTERS

RS Investments has been contacted by the staff of the United States Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG") in connection with their investigations of "market timing" in mutual fund shares. RS Investments is cooperating with these investigations. The SEC staff has made a preliminary determination to recommend that the SEC bring civil enforcement actions against RS Investments and certain of its officers and employees, some of whom are also officers of the Trust. RS Investments believes that the regulators' concerns relate principally to market timing activities involving the Emerging Growth Fund. RS Investments is currently engaged in discussions with the staff of the SEC and NYAG in an effort to reach a satisfactory resolution of these matters. There can be no assurance that any such resolution will be reached, or that these matters will not have an adverse effect on any of the Funds.

PROPOSED CHANGES TO CERTAIN FUNDS

THE BOARD OF TRUSTEES HAS APPROVED CHANGES TO THE INVESTMENT OBJECTIVES AND/OR POLICES OF THE FOLLOWING FUNDS. IMPLEMENTATION OF THE CHANGES FOR A FUND IS SUBJECT TO APPROVAL BY SHAREHOLDERS OF THAT FUND.

RS MIDCAP OPPORTUNITIES FUND

INVESTMENT OBJECTIVE. The "Investment Objective" of the RS MidCap Opportunities Fund on page 12 of the Prospectus would be revised to read as follows: "Long-term capital growth."

PRINCIPAL INVESTMENTS. The section entitled "Principal Investments" of the RS MidCap Opportunities Fund on page 12 of the Prospectus would be revised to read as follows:

    "PRINCIPAL INVESTMENTS The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. The Fund may at times invest a substantial portion of its assets in technology companies."

RS VALUE + GROWTH FUND

NAME.  The name of the RS Value + Growth Fund would be changed to "RS Growth
Fund."

INVESTMENT OBJECTIVE. The Investment Objective of the RS Value + Growth Fund on page 16 of the Prospectus would be revised to read as follows: "Long-term capital growth."

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PRINCIPAL INVESTMENT STRATEGIES.  The section entitled "Principal Investment
Strategies" of the RS Value + Growth Fund on page 16 of the Prospectus would be revised to read as follows:

    "PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of growth companies.

    In selecting investments for the Fund, RS Investments may look to see:

          -  whether the company has a superior management team;

          - whether the company has experienced or has the potential for superior earnings-per-share momentum;

          - whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch.

    RS Investments may consider selling a security for the Fund if:

          -  the stock price declines substantially below the purchase price;

          - the price of the security attains RS Investments' price target or otherwise appears relatively high;

          -  the company's business fundamentals turn negative;

          - RS Investments believes that another investment offers a better opportunity."

PRINCIPAL INVESTMENTS. The section entitled "Principal Investments" of the RS Value + Growth Fund on page 16 of the Prospectus would be revised to read as follows:

    "PRINCIPAL INVESTMENTS Although it may invest in companies of any size, the Fund invests principally in equity securities of companies with market capitalizations greater than $1.5 billion. The Fund may at times invest a substantial portion of its assets in technology companies."

RS PARTNERS FUND

PRINCIPAL INVESTMENT STRATEGIES. The first paragraph in the section entitled "Principal Investment Strategies" of the RS Partners Fund on page 23 of the Prospectus would be revised to read as follows:

    "PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations of up to $3.0 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments typically employs a value methodology,


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    combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund."


PRINCIPAL RISKS. The "Principal Risk" entitled "Small Companies Risk" of the RS Partners Fund on page 23 of the Prospectus would be revised to read as follows:

    "SMALL AND MID-SIZE COMPANIES RISK Small and mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss."

RS CONTRARIAN VALUE FUND

PRINCIPAL INVESTMENT STRATEGIES. The first paragraph in the section entitled "Principal Investment Strategies" of the RS Contrarian Value Fund on page 18 of the Prospectus would be revised to read as follows:

    "PRINCIPAL INVESTMENT STRATEGIES The Fund invests principally in equity securities of mid-cap companies, and in smaller companies with market capitalizations of at least $1.0 billion, that RS Investments believes are undervalued. RS Investments currently considers a company to be a mid-cap company if it has a market capitalization of at least
    $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index (currently, approximately $12.8 billion, based on the size of the largest company as of the reconstitution on July 1, 2003) The Fund invests most of its assets in securities of U.S. companies, but typically also invests a portion of its assets in foreign securities."

PRINCIPAL RISKS. The "Principal Risk" entitled "Mid-Size Companies Risk" of the RS Contrarian Value Fund on page 19 of the Prospectus would be revised to read as follows:

    "SMALL AND MID-SIZE COMPANIES RISK Small and mid-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss."

March 1, 2004